UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2007

Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2007-3
(Exact name of issuing entity as specified in its charter)

Nomura Home Equity Loan, Inc.
(Exact name of depositor as specified in its charter)

Nomura Credit & Capital, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-132109-09	20-2748651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01(c).

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits

		5.1	Opinion of Thacher Proffitt & Wood LLP

		8.1	Opinion of Thacher Proffitt & Wood LLP
(contained in Exhibit 5.1)

		23.1	Opinion of Thacher Proffitt & Wood LLP
(contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 30, 2007

NOMURA HOME EQUITY LOAN, INC.

By:	/s/ John P. Graham
Name:	John P. Graham
Title:	Managing Director